UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2013

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-178697	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03Material Modification to the Rights of Security Holders
Please see the disclosure set forth under Item 5.03 below regarding amendment to the Amended and Restated Certificate of Incorporation of Tecogen Inc., or the Company, which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 17, 2013, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended, or the Certificate of Amendment, to effect a 1-for-4 reverse stock split, or the Reverse Stock Split, effective on May 17, 2013, or the Effective Time.
As previously disclosed, the stockholders of the Company approved the Reverse Stock Split by written consent on April 15, 2013. For further information about the Reverse Stock Split, please refer to the Company's definitive information statement as filed with the Securities and Exchange Commission on April 15, 2013.
At the Effective Time, every four shares of the Company's common stock, par value $0.001 per share, or the Common Stock, issued and outstanding immediately prior to the Effective Time will automatically be converted into one share of Common Stock. In lieu of fractional shares, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Further, options and convertible debentures outstanding as of the Effective Time will be adjusted in accordance with the terms thereof. These adjustments will include changes to the number of shares of Common Stock that may be obtained upon exercise or conversion of these securities, and changes to the applicable conversion or exercise price.
The Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of the Company is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission to Matters of a Vote of Security Holders
On April 15, 2013, the Company's board of directors unanimously declared the advisability of, and recommended that the stockholders adopt, the Reverse Stock Split pursuant to the Certificate of Amendment and directed that the approval of the Company's stockholders be sought. On that date, the holders of a majority of the Company's outstanding shares of Common Stock executed a written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware approving and adopting the Reverse Stock Split. As previously disclosed, the stockholders of the Company approved the Reverse Stock Split by written consent on April 15, 2013. For further information about the Reverse Stock Split, please refer to the Company's definitive information statement as filed with the Securities and Exchange Commission on April 15, 2013.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Tecogen Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOCOGEN INC.

By: /s/ Bonnie J. Brown

Date: May 20, 2013	Bonnie J. Brown, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Tecogen Inc.